UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 13, 2023

OPTION CARE HEALTH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-11993	05-0489664
(Commission File Number)	(IRS Employer Identification No.)

3000 Lakeside Dr. Suite 300N, Bannockburn, IL	60015
(Address of Principal Executive Offices)	(Zip Code)

(312) 940-2443

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPCH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 13, 2023, Option Care Health, Inc. (the “Company”) executed a fourth amendment to its ABL Credit Agreement entered into on August 6, 2019 (as amended, restated, supplemented or otherwise modified prior to the date thereof, the “Existing ABL Credit Agreement”). The amendment, among other things, increases the Total Revolving Credit Commitments under (and as defined in) the Existing ABL Credit Agreement by $50,000,000 from $175,000,000 to $225,000,000 and replaces LIBOR as a reference rate thereunder with a SOFR term rate. This fourth amendment to the ABL Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2023, the Board of Directors of the Company (the “Board”) appointed Luke Whitworth, age 42, to serve as Chief Operating Officer of the Company, effective immediately. Prior to his appointment as Chief Operating Officer, Mr. Whitworth served as the Company’s Senior Vice President, Patient Registration Administration and Specialty Operations, a position he held since August 2022. Mr. Whitworth served as the Company’s Vice President of Revenue Cycle Management from April 2018 to August 2022. Prior to joining the Company, Mr. Whitworth served as a finance leader at Cardinal Health from August 2003 to April 2018.

Subject to and in connection with Mr. Whitworth’s promotion, the Compensation Committee of the Board approved an increase in Mr. Whitworth’s annual base salary to $550,000 and an increase in his annual cash incentive opportunity to a target of 90% of his annual base salary, effective as of January 1, 2023.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Fourth Amendment to ABL Credit Agreement, dated as of January 13, 2023, among Option Care Health, Inc. (f/k/a BioScrip, Inc.), a Delaware corporation, each guarantor party thereto, each lender party thereto and Bank of America, N.A., as administrative agent.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Option Care Health, Inc.

Date: January 19, 2023	By:	/s/ Michael Shapiro
	Name:	Michael Shapiro
	Title:	Chief Financial Officer